                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


                               November 1, 2000
                               -----------------
                       (Date of Earliest Event Reported)



                              SOLV-EX CORPORATION
                              -------------------
            (Exact Name of Registrant as specified in its charter)



                                  New Mexico
                                  ----------
                (State or other jurisdiction of incorporation)



            0-9897                                 85-0283729
            ------                                 ----------
    (Commission File Number)             (IRS Employer Identification Number)



                2127 Menaul NE, Albuquerque, New Mexico   87107
                -----------------------------------------------
          (Address of principal executive offices including zip code)



                                (505) 883-0331
                                --------------
              (Registrant's telephone number including area code)


                                Not Applicable
                                --------------
         (Former name or former address, if changed since last report)
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Item 5.   Other Items
          -----------

          See press release dated November 2, 2000 attached as an Exhibit.


Item 7.   Financial Statements and Exhibits
          ---------------------------------

(c)  Exhibits

     99. Press Release dated November 2, 2000 - John S. Rendall Resigns as Chairman of the Board of Directors and Chief Executive Officer of Solv-Ex Corporation -Solv-Ex Suspends All Research and Development.

                                      -2-
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                                  SIGNATURES
                                  ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  November 3, 2000                SOLV-EX CORPORATION
                                       (Registrant)



                                       By /s/ Frank Ciotti
                                         ------------------------------
                                         Frank Ciotti
                                         Chief Executive Officer

                                      -3-